UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 14, 2006

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street
Sanford, Florida 32771

(address of principal executive offices)

(407) 323-1833

(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On April 24, 2006, Eric J. Reinhold, age 41, was appointed to the Board of Directors of Federal Trust Corporation. Mr. Reinhold is a Certified Financial Planner, who has served as President of Academy Planning Group since 2002 and was previously Regional Vice President for Academy Financial, both located in Orlando, Florida. Mr. Reinhold resides in Longwood, Florida. Federal Trust Corporation has not determined on which Board committees Mr. Reinhold shall serve and neither Mr. Reinhold nor any of his affiliates has engaged in transactions with Federal Trust Corporation that are required to be disclosed pursuant to Item 404(a) of the Securities and Exchange Commission’s Regulation S-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006
Federal Trust Corporation

(Registrant)

	By:	/s/ Gregory E. Smith

Gregory E. Smith
Executive Vice President and
Chief Financial Officer
(407) 323-1833